POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ A. Gary Ames
                                                A. Gary Ames





                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ F. Guillaume Bastiaens
                                                F. Guillaume Bastiaens





                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ Michael R. Bonsignore
                                                Michael R. Bonsignore



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ Jack W. Eugster
                                                Jack W. Eugster



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ Kendrick B. Melrose
                                                Kendrick B. Melrose



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ S. Walter Richey
                                                S. Walter Richey



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ Stephen W. Sanger
                                                Stephen W. Sanger



                               POWER OF ATTORNEY


     The undersigned does hereby constitute and appoint William A. Hodder and Raymond F. Vodovnik, and each of them, his attorney-in-fact for the purpose of signing in his name and on his behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc. and to deliver on his behalf said report so signed for filing with the Securities and Exchange Commission.


Dated: October 16, 1995                     /s/ C. Angus Wurtele
                                                C. Angus Wurtele